Supplement to the John Hancock Declaration Trust Prospectus dated
           May 1, 1998 for John Hancock V.A. Sovereign Investors Fund




The trustees of John Hancock V.A. Sovereign Investors Fund approved the termination of the fund's subadviser, John Hancock Sovereign Asset Management Corporation as of December 31, 1998.

This termination will not change the fund's present portfolio management team lead by John F. Snyder III and Barry H. Evans, CFA. Mr. Snyder and Mr. Evans are presently officers of John Hancock Advisers, Inc. (the "Adviser") and the rest of the team will become employees of the Adviser on January 1, 1999.



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